Summary Prospectus Supplement

August 1, 2019

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated August 1, 2019 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2019

Emerging Markets Debt Portfolio (Class II) (the "Fund")

Effective August 1, 2019, Morgan Stanley Investment Management Inc. (the "Adviser") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser") with respect to the Fund; accordingly, references in the Summary Prospectus to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision. Effective August 1, 2019, the Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Limited.

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Debt team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric J. Baurmeister	Managing Director of the Adviser	April 2002
Warren Mar	Managing Director of the Adviser	December 2014
Sahil Tandon	Executive Director of MSIM Limited	October 2015

Please retain this supplement for future reference.